UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

DÉCOR PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-53272	20-8565429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 6 Economic Zone, Wushaliwu, Chang’an Town
Dongguan, Guangdong Province, China
(Registrant’s Address)

Registrant’s telephone number, including area code: 0769-85533948

295 Northwest 89th Avenue
Coral Springs, Florida 33071

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Décor Products International, Inc., a Florida corporation (the “Registrant”), in connection with the items set forth below.

ITEM 8.01 Other Events

A press release discussing a proposed private placement by the Registrant was released on August ___, 2009 and a copy thereof is attached hereto as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT	PAGE
NO.	NO.	DESCRIPTION

99.1	3	Décor Products International, Inc press release of August 6, 2009 announcing a proposed private placement.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DÉCOR PRODUCTS INTERNATIONAL, INC.

Date August 6, 2009

By:	/s/ Liu Rui Sheng
Liu Rui Sheng
Chief Executive Officer, President, Chairman